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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 24, 2001
                                                 (April 24, 2001)


                           BHC COMMUNICATIONS, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                   1-10342                    59-2104168
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(State or other jurisdiction of    (Commission                 (IRS Employer
        incorporation)             File Number)             Identification No.)


         767 FIFTH AVENUE, NEW YORK, NEW YORK                     10153
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       (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (212) 421-0200

                                     N/A
                                     ---
        (Former name or former address, if changed since last report.)





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ITEM 5. OTHER EVENTS.

1. Reference is made to the joint press release dated April 24, 2001, incorporated herein by reference and included as an exhibit hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

               99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc.,
                       BHC Communications, Inc. and United Television, Inc. on April 24, 2001.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BHC COMMUNICATIONS, INC.



Date: April 24, 2001                      By: /s/ BRIAN C. KELLY
                                             ---------------------------------
                                             Name:   Brian C. Kelly
                                             Title:  Senior Vice President and
                                                     General Counsel



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                                  EXHIBIT INDEX


EXHIBIT NO.      EXHIBIT
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  99.1           Joint Press Release issued by The News Corporation Limited,
                 Chris-Craft Industries, Inc., BHC Communications, Inc. and
                 United Television, Inc. on April 24, 2001.